UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549


                        Current Report On

                            FORM 8-K


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):

                        DECEMBER 21, 2001



                       -------------------



  Commission     Registrant; State of Incorporation     IRS Employer
  File Number      Address; and Telephone Number     Identification No.
  -----------    ----------------------------------  ------------------

   001-09057       WISCONSIN ENERGY CORPORATION            39-1391525
                    (A Wisconsin Corporation)
                    231 West Michigan Street
                    P.O. Box 2949
                    Milwaukee, WI 53201
                    (414) 221-2345





                  WISCONSIN ENERGY CORPORATION

                        ----------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

EARNINGS OUTLOOK:   On December 21, 2001, Wisconsin Energy
Corporation issued a press release announcing that it was lowering its 2001 earnings forecast to a range of $1.90 to $2.00 per diluted share based on the unfavorable impact of mild weather during the fall and early winter of 2001 on the heating revenues of its regulated natural gas and electric businesses. The text of this press release, which is filed as an exhibit to this report, is incorporated herein by reference. Previously in its Quarterly Report on Form 10-Q for the period ended September 30, 2001, Wisconsin Energy had projected 2001 earnings in the range of $2.05 to $2.10 per diluted share. The 2001 earnings forecast excludes the impacts of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, non-recurring gains on asset sales and potential fourth quarter charges for the redemption of high coupon bonds and for the write-down of non-utility assets.

In the December 21, 2001 press release noted above, Wisconsin
Energy reaffirmed its 2002 earnings projection of $2.20 to $2.40 per diluted share assuming normal weather, appropriate recovery of fuel costs and other risk factors.

CAUTIONARY FACTORS:   Some matters discussed in this document,
including estimates of future earnings, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to various risks, uncertainties and assumptions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions; business, competitive and regulatory conditions in the deregulating and consolidating energy industry, in general, and in the Company's utility service territories; regulatory decisions; availability of the Company's generating facilities; changes in the cost or supply availability of purchased power, coal or natural gas; the ability to recover fuel and purchased power costs; unusual weather; risks associated with non-utility diversification; obtaining necessary regulatory approvals and investment capital to implement the Company's growth strategy; the timing and extent to which anticipated synergy benefits from the WICOR merger are realized; disposition of legal proceedings; foreign governmental, economic, political and currency risks; continuation of the common stock repurchase plan and the other cautionary factors described in Wisconsin Energy Corporation's latest Form 10-K and subsequent reports filed with the Securities and Exchange Commission.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

      See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.






                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WISCONSIN ENERGY CORPORATION
                                           (Registrant)

                                 /s/ STEPHEN P. DICKSON
                                 ----------------------
Date: December 21, 2001          Stephen P. Dickson - Controller and
                                  Principal Accounting Officer







                  WISCONSIN ENERGY CORPORATION
                 (Commission File No. 001-09057)

                     ---------------------



                          EXHIBIT INDEX
                               to
                   CURRENT REPORT ON FORM 8-K

               Date of Report:  DECEMBER 21, 2001


The following Exhibit is filed with this Current Report on Form 8-K:

Exhibit No.
-----------

   99.1 News Release dated December 21, 2001 reporting a change in Wisconsin Energy's 2001 earnings forecast and reaffirming its previously reported 2002 earnings forecast.